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                                                                   EXHIBIT 10.98

                                WARRANT AGREEMENT



         WARRANT AGREEMENT dated as of June 14, 2000, between BioShield Technologies, Inc., a Delaware corporation (the "COMPANY"), and Jackson LLC, a Cayman Island limited liability company (hereinafter referred to as "INVESTOR").

                           W I T N E S S E T H:

         WHEREAS, Investor has entered into a Private Equity Agreement (the "INVESTMENT AGREEMENT') with the Company pursuant to which the Investor may purchase up to $50,000,000 of shares of common stock, no par value, of the Company (the "COMMON STOCK"); and

         WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to Investor and/or its designees, in consideration for, and as part of the investment by Investor in connection with the Investment Agreement;

                  NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used herein without definition shall have the meanings ascribed to then in the Investment Agreement):

         1.       Grant.

         Investor and/or its designees are hereby granted the right to purchase, at any time from the date of the closing of the first purchase by Investor of shares of Common Stock pursuant to the Investment Agreement (the "INITIAL CLOSING") until 5:00 P.M., Eastern Standard Time, on the fifth anniversary of the Initial Closing (the "WARRANT EXERCISE TERM"), 250,000 Shares of Common Stock (the "SHARES") at an exercise price (subject to adjustment as provided in Article 7 hereof) equal to $18.92 (the "INITIAL EXERCISE PRICE").

         2.       Warrant Certificates.

         The warrant certificates (the"WARRANT CERTIFICATES") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

         3.       Exercise of Warrants.


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                  3.1      Cash Exercise. The Exercise Price may be paid in cash
or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices currently located at 5655 Peachtree Parkway Atlanta, Georgia 30092, the registered holder of a Warrant Certificate ("HOLDER" or "HOLDERS") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

                  3.2 Cashless Exercise. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "WARRANT EXCHANGE"), into the number of Shares determined in accordance with this Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "NOTICE OF EXCHANGE"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "EXCHANGE Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "TOTAL NUMBER") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then existing Exercise Price by (B) the average of the Closing Prices for the five Trading Days immediately prior to the date specified in the Notice of Exchange.

                  3.3 Exercise Limitation. In no event shall any Investor be entitled to exercise any of the warrants if, upon the exercise of such warrant(s), it would cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such exercise.

         4.       Issuance of Certificates.

         Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the


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Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "ACT"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

         5.       Price.

                  5.1 Adjusted Exercise Price. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of
Article 7 hereof.

                  5.2 Exercise Price. The term "EXERCISE PRICE" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.

         6.       Registration Rights.

                  6.1      Registration Under the Securities Act of 1993.


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                  The Warrants and the Shares have not been registered for
purposes of public distribution under the Securities Act of 1933, as amended ("THE ACT").

                  6.2 Registrable Securities. As used herein the term "REGISTRABLE SECURITY" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or (iii) it has ceased to be outstanding. The term "REGISTRABLE SECURITIES" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

                  6.3 Piggyback Registration. If, at any time during the five years following the date of the Initial Closing, the Company proposes to prepare and file any registration statement or post-effective amendments (other than in connection with an underwritten initial public offering or initial registration of the Company or the Company=s securities with the U.S. Securities & Exchange Commission) thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this Article 6, collectively, a "REGISTRATION STATEMENT"), it will give written notice of its intention to do so by registered mail ("NOTICE"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "REQUESTING HOLDER"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("PIGGYBACK REGISTRATION"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders. Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

         7.       Adjustments of Exercise Price and Number of Shares.

                  7.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall


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forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                  7.2 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  7.3 Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

                  7.4 No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

                           (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

                           (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plans in effect or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants; or

                           (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations; or


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                           (d)      If the amount of said adjustment shall be
                  less than 2 cents (24) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (24) per Share.

         8.       Exchange and Replacement of Warrant Certificates.

         Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

         9.       Elimination of Fractional Interests.

         The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

         10.      Reservation and Listing of Securities.

         The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts, once it has become a public company, to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges.

         11.      Notices to Warrant Holders.


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         Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                  (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or any proposed dissolution, liquidation, winding up or sale .

         12.      Notices.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                  (b)      If to the Company, to the address set forth in
         Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

         13.      Supplements and Amendments.


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         The Company may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company deems not to adversely affect the interests of the Holders of Warrant Certificates.

         14.      Successors.

         All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

         15.      Termination.

         This Agreement shall terminate at the close of business on the fifth anniversary of the Initial Closing. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on fifth anniversary of the Initial Closing.

         16.      Governing Law.

         This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

         17.      Benefits of This Agreement.

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Investor and any other holder or holders of the Warrant Certificates, Warrants or the Shares.


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         18.      Counterparts.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                     BIOSHIELD TECHNOLOGIES, INC.

                                     By:
                                        ---------------------------------------
                                     Name:    Timothy C. Moses
                                     Title:   Co-Chairman of the Board and Chief
                                              Executive Officer

Attest:
       ------------------
Name:
     --------------------
Title:
      -------------------
                                     INVESTOR: JACKSON, LLC



                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:
                                     Attest:
                                            ------------------------------
                                     Name:
                                            ------------------------------
                                     Title:
                                            ------------------------------


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                                    EXHIBIT A


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                 5:00 P.M., EASTERN STANDARD TIME, June 13, 2005

No.                                                               250,000 Shares
    --------------
                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that Jackson LLC ("INVESTOR") or registered assigns, is the registered holder of 250,000 Warrants to purchase, at any time from June 14, 2000, until 5:00 P.M. Eastern Standard Time on June 13, 2005 ("EXPIRATION DATE"), up to 250,000 shares ("SHARES") of fully-paid and non-assessable common stock, no par value ("COMMON STOCK"), of BioShield Technologies, Inc., a Delaware corporation (the "COMPANY"), at the Initial Exercise Price, subject to adjustment in certain events (the "EXERCISE PRICE"), of $18.92 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of June 14, 2000, between the Company and Investor (the "WARRANT AGREEMENT"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

         No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: As of June 14, 2000                   BIOSHIELD TECHNOLOGIES, INC.

                                             By:
                                                 ------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

Attest:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------

                         [FORM OF ELECTION TO PURCHASE]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of _____________________ in the amount of $_______________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ___________________________________ whose address is_____________________________, and that such Certificate be delivered to ___________________________________________, whose address is

__________________________________________________________

Dated:                                   Signature:
      -----------------------                      ----------------------------
                                         (Signature must conform in
                                         all respects to name of
                                         holder as specified on the
                                         face of the Warrant
                                         Certificate.)



------------------------------------

------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


         FOR VALUE RECEIVED ___________________________________________ hereby sells, assigns and transfers unto

    ------------------------------------------------------------------------
                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
___________________________________, Attorney, to transfer the within Warrant
Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                       Signature:
      ------------------------                         -------------------------

                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant Certificate)


---------------------------------

---------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)